Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Philip Bosco, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Schmitt Industries, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 28, 2021	/s/ Philip Bosco
Philip Bosco
Chief Financial Officer and Treasurer (principal financial officer)